Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Interdyne Company on Form 10-Q for the quarter ended September 30, 2019 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Sun Tze Whang, Chief Executive Officer, and Kit H. Tan, Chief Financial Officer/Principal Accounting Officer, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 3(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: November 1, 2019	By:	/s/ Sun Tze Whang
Sun Tze Whang
Director/Chief Executive Officer

Date: November 1, 2019	By:	/s/ Kit H. Tan
Kit H. Tan
Director/Chief Financial Officer/Principal Accounting Officer